UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

PRIMIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive

McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Southern National Bancorp of Virginia, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock	FRST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 31, 2021, Southern National Bancorp of Virginia, Inc. (the “Company”) amended its Articles of Incorporation to change its name to “Primis Financial Corp.” (the “Name Change”). Effective March 31, 2021, the Company also amended and restated its Amended and Restated Bylaws to (1) reflect the Name Change and make additional immaterial technical and conforming changes, and (2) remove director age limits. Copies of the Articles of Amendment to the Articles of Incorporation and the Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Name Change, the Company’s trading symbol on the Nasdaq Global Market will change from “SONA” to “FRST.” Trading under the new ticker symbol will begin at market opening on March 31, 2021. No action is required from current shareholders in relation to the change in the trading symbol. The CUSIP number for the Company’s common stock will also change to 74167B 109. If a shareholder holds Company shares in a certificated form, the shareholder will need to surrender the certificate to the Company’s transfer agent Computershare to have the certificated shares converted to book entry form with the Company’s new CUSIP. The Company will provide notice in the coming days to shareholders holding certificated shares to facilitate that conversion process.

On March 31, 2021, the Company issued a press release to report the Name Change. A copy of the press release is furnished here as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company
99.1	Press Release dated March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
March 31, 2021		Matthew A. Switzer
Chief Financial officer